                         Chase Manhattan Bank USA, N.A.
                             Noteholders Statement

                      Chase Credit Card Owner Trust 1999-3

Section 7.3 Indenture                          Distribution Date:       12/15/00
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(I)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per
             $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
             Class A Note Interest Requirement                      4,717,500.00
             Class B Note Interest Requirement                        279,708.54
             Class C Note Interest Requirement                        426,537.96
                       Total                                        5,423,746.50

        Amount of the distribution allocable to the interest on the Notes per
             $1,000 of the initial principal balance of the Notes
             Class A Note Interest Requirement                           5.55000
             Class B Note Interest Requirement                           5.79167
             Class C Note Interest Requirement                           6.30833

(iii)   Aggregate Outstanding Principal Balance of the Notes
             Class A Note Principal Balance                          850,000,000
             Class B Note Principal Balance                           48,295,000
             Class C Note Principal Balance                           67,615,000

(iv)    Amount on deposit in Owner Trust Spread Account             9,659,100.00

(v)     Required Owner Trust Spread Account Amount                  9,659,100.00



                                             By:
                                                --------------------------------
                                                Name:  Patricia M. Garvey
                                                Title: Vice President

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